UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES



Investment Company Act file number 811-04612

Name of Fund: Merrill Lynch EuroFund

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch EuroFund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 10/31/05

Item 1 -    Report to Stockholders


Merrill Lynch
EuroFund


Annual Report
October 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch EuroFund
Box 9011
Princeton, NJ
08543-9011


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Merrill Lynch EuroFund



Portfolio Information as of October 31, 2005


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Total SA                                           4.5%
Barclays Plc                                       4.2
Allianz AG Registered Shares                       3.9
Royal Bank of Scotland Group Plc                   3.9
HBOS Plc                                           3.6
Credit Suisse Group                                3.6
BP Plc                                             3.4
ENI SpA                                            3.3
Fortum Oyj                                         3.2
RWE AG                                             3.0



                                               Percent of
Five Largest Industries                        Net Assets

Commercial Banks                                  25.8%
Oil, Gas & Consumable Fuels                       17.8
Insurance                                          8.0
Electric Utilities                                 7.2
Diversified Financial Services                     5.9


  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.



Geographic Allocation as a Percentage of Total Investments as of October 31, 2005


                                               Percent of
                                                 Total
Country                                       Investments

Belgium                                            1.9%
Finland                                            3.1%
France                                            14.7%
Germany                                           17.7%
Hungary                                            1.3%
Italy                                              8.6%
Netherlands                                        3.6%
Norway                                             6.3%
Spain                                              2.6%
Sweden                                             1.8%
Switzerland                                        5.4%
United Kingdom                                    31.4%
Other*                                             1.6%

* Includes portfolio holdings in short-term investments.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:


Total Returns as of October 31, 2005                                   6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.27%        + 8.72%
Small-cap U.S. equities (Russell 2000 Index)                            +12.25         +12.08
International equities (MSCI Europe Australasia Far East Index)         + 8.63         +18.09
Fixed income (Lehman Brothers Aggregate Bond Index)                     + 0.15         + 1.13
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.59         + 2.54
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.87         + 3.54


The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Trustee



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund provided competitive returns for the fiscal year, benefiting primarily from favorable stock selection among European equities.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2005, Merrill Lynch EuroFund's Class A, Class B, Class C, Class I and Class R Shares had total returns (in U.S. dollar terms) of +16.20%, +15.28%, +15.33%, +16.52% and +16.01%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, returned +16.30% (net return in U.S. dollar terms), while the Fund's comparable Lipper category of European Region Funds posted an average return of +18.34%. (Funds in this Lipper category invest in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region.)

Despite negative news surrounding European economic growth (for example, German and French unemployment remains high and Italy is facing a recession), European equity markets rallied during the past year as many companies, operating in a global economic environment, benefited from strong growth trends. In addition, many European companies are in the midst of significant restructuring - an ongoing theme for the past five years - with companies becoming increasingly focused on cost-cutting and corporate efficiency. In a low-interest-rate environment, favorable financing conditions have enabled many companies to re-leverage their balance sheets. The market has rewarded companies that have returned cash to shareholders by paying out increased dividends or buying back their own shares.

The past year saw important political events in both the United States and Europe. In November 2004, the uneventful passing of the U.S. presidential election proved to be a substantial relief for equity investors. "No" votes from France and the Netherlands on the European Union constitution referendum in May 2005 and forthcoming German elections proved to be positive catalysts, rather than barriers, to market progress. In recent months, business confidence improved but unemployment remained high. Low interest rates have meant rising real estate prices in many European countries, with the exception of Germany, where real estate prices have only just begun to rise.

Corporate earnings were consistently revised upward over the past 12 months, providing considerable support to European stocks. The higher earnings, combined with persistently low long-term interest rates, have created an ideal environment for equities, particularly in mainland Europe, with its relatively high dividend yields.


What factors influenced Fund performance during the period?

During the fiscal period, stock selection had a positive impact on performance, with sector allocation being slightly negative. Favorable stock picking in sectors such as capital goods, energy and diversified financials benefited the Fund's relative results. Our stock picks in these sectors provided better returns than the benchmark's stocks. The portfolio also benefited from its underweight exposure to media and telecommunication stocks, as both sectors underperformed the broader market during the period.

Conversely, sectors that detracted from Fund returns, primarily due to stock-specific performance, were food and staples retailing and materials. Our underweight position in the food, beverage and tobacco sector and overweight exposure to banks also hampered relative results.

On an individual stock level, the Fund benefited from its positions in Capitalia SpA, Deutsche Boerse AG and Statoil ASA. Italian retail bank Capitalia SpA (with an absolute return of +59%) performed well after a succession of strong quarterly earnings, which reflected the benefits of management's restructuring program. Deutsche Boerse (+91%), a German trading exchange, benefited after the company announced it was withdrawing its bid for the London Stock Exchange in favor of returning cash to shareholders through share buybacks. The exchange also benefited from high trading volumes in its derivatives business. Finally, Norwegian oil producer Statoil (+59%) continued to benefit from the high oil price. Other top performers included Dutch office stationery supplier Burhmann NV (+70%), U.K. defense contractor BAE Systems Plc (+39%) and German construction company Hochtief AG (+57%).



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Stocks that detracted from performance included U.K. banks Barclays Plc (+6%) and Royal Bank of Scotland Group Plc (-3%), both of which underperformed on concerns that an economic slowdown in the United Kingdom would lead to higher loan provisions (defaults). In addition, Royal Bank of Scotland lagged on investor concerns over its management's perceived acquisition strategy. The Fund's returns were also hindered by a number of positions in the retail sector, which has suffered from poor consumer demand and pricing pressure. These included French "hypermarket" (a large combination grocery/department store) Carrefour SA (-1%), Dutch food retailer Koninklijke Ahold NV (-5%) and, in the United Kingdom, electrical retailer Kesa Electricals Plc (-11%) and drugstore chain Boots Group Plc (-5%).


What changes were made to the portfolio during the period?

Our main transactions were the result of "bottom-up" stock picking, based on our evaluation of companies' individual appreciation prospects. During the period, the Fund increased its exposure to the banking sector, predominantly by adding to our U.K. holdings. These included positions in Barclays, HBOS Plc, Royal Bank of Scotland and Lloyds TSB. Other transactions in the financials sector included the purchase of German and U.K. insurance companies Allianz AG and Aviva Plc. In addition, the Fund added to its holdings in the energy and utilities sectors. These transactions were partly funded by reducing our cyclical stocks, which after strong performance, had reached our price targets. These names included Swedish truck manufacturer Volvo AB, Dutch office stationery provider Burhmann, U.K. industrial conglomerate Smiths Group Plc and Finnish paper producer Stora Enso Oyj.


How would you characterize the Fund's position at the close of the period?

Relative to the MSCI Europe Index, the Fund ended the period overweight in banks, energy and utilities. There were underweights at period-end in food, beverage and tobacco, materials, telecommunications, and pharmaceuticals. Within the energy and utilities sectors, we are favoring companies whose performance is geared toward high oil prices, such as refiners, exploration and production companies, and power utilities. Within the banking sector, we have key overweightings in U.K. banks, which generally have performed poorly based on fears of a slowdown in U.K. consumer spending. We feel the fears are overdone, however, and find the banks to be trading at attractive valuations and offering compelling dividend yields. We also hold domestically oriented retail banks that offer strong growth prospects, a low risk profile and the potential to realize merger-related synergies - such as Italy's UniCredito Italiano SpA.

The outlook for European equity markets is promising on a number of grounds. First, alternative assets, such as bonds and cash, offer less attractive returns than stocks, which, at current valuations, provide a higher yield. Other measures of valuation also point to the attractiveness of equities, notably their price-to-earnings ratios, which are at the low end of their historical range, and price-to-book ratios, which are moderate - especially considering the high return on equity that many European companies are currently generating. European corporations are now in good shape after years of restructuring, and we expect capital investment and merger-and-acquisition activity to be stronger forces in 2006 as companies look to boost their businesses' sustainable growth rate. In the absence of an external market shock, we believe that European equities should remain on an upward trajectory.


James Macmillan
Vice President and Portfolio Manager


November 15, 2005



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account management fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Performance Data (continued)


Recent Performance Results

                                                6-Month            12-Month           10-Year
As of October 31, 2005                        Total Return       Total Return       Total Return
ML EuroFund Class A Shares*                      +4.40%             +16.20%           +195.29%
ML EuroFund Class B Shares*                      +4.03              +15.28            +177.21
ML EuroFund Class C Shares*                      +4.03              +15.33            +172.77
ML EuroFund Class I Shares*                      +4.53              +16.52            +202.61
ML EuroFund Class R Shares*                      +4.27              +16.01            +191.55
MSCI Europe Index**                              +6.16              +16.30            +141.91

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in ML EuroFund++ Class A, Class B, Class C, Class I and Class R Shares* compared to a similar investment in Morgan Stanley Capital International Europe Index++++. Values illustrated are as follows:


ML EuroFund++
Class A Shares*

Date                                             Value

October 1995                                   $ 9,475.00
October 1996                                   $11,235.00
October 1997                                   $14,812.00
October 1998                                   $16,810.00
October 1999                                   $20,657.00
October 2000                                   $20,929.00
October 2001                                   $18,170.00
October 2002                                   $16,547.00
October 2003                                   $20,236.00
October 2004                                   $24,077.00
October 2005                                   $27,979.00


ML EuroFund++
Class B Shares*

Date                                             Value

October 1995                                   $10,000.00
October 1996                                   $11,761.00
October 1997                                   $15,388.00
October 1998                                   $17,323.00
October 1999                                   $21,127.00
October 2000                                   $21,227.00
October 2001                                   $18,282.00
October 2002                                   $16,544.00
October 2003                                   $20,049.00
October 2004                                   $23,855.00
October 2005                                   $27,721.00


ML EuroFund++
Class C Shares*

Date                                             Value

October 1995                                   $10,000.00
October 1996                                   $11,755.00
October 1997                                   $15,376.00
October 1998                                   $17,308.00
October 1999                                   $21,110.00
October 2000                                   $21,213.00
October 2001                                   $18,268.00
October 2002                                   $16,517.00
October 2003                                   $20,033.00
October 2004                                   $23,651.00
October 2005                                   $27,277.00


ML EuroFund++
Class I Shares*

Date                                             Value

October 1995                                   $ 9,475.00
October 1996                                   $11,262.00
October 1997                                   $14,881.00
October 1998                                   $16,925.00
October 1999                                   $20,859.00
October 2000                                   $21,176.00
October 2001                                   $18,434.00
October 2002                                   $16,835.00
October 2003                                   $20,634.00
October 2004                                   $24,608.00
October 2005                                   $28,672.00


ML EuroFund++
Class R Shares*

Date                                             Value

October 1995                                   $10,000.00
October 1996                                   $11,827.00
October 1997                                   $15,550.00
October 1998                                   $17,598.00
October 1999                                   $21,582.00
October 2000                                   $21,800.00
October 2001                                   $18,883.00
October 2002                                   $17,159.00
October 2003                                   $21,081.00
October 2004                                   $25,132.00
October 2005                                   $29,155.00


Morgan Stanley Capital International Europe Index++++

Date                                             Value

October 1995                                   $10,000.00
October 1996                                   $11,747.00
October 1997                                   $14,799.00
October 1998                                   $18,212.00
October 1999                                   $20,492.00
October 2000                                   $20,685.00
October 2001                                   $15,959.00
October 2002                                   $13,744.00
October 2003                                   $17,065.00
October 2004                                   $20,801.00
October 2005                                   $24,191.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.

++++ This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in developed European countries.

     Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 10/31/05                 +16.20%          +10.10%
Five Years Ended 10/31/05               + 5.98           + 4.84
Ten Years Ended 10/31/05                +11.44           +10.84



                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 10/31/05                 +15.28%          +11.28%
Five Years Ended 10/31/05               + 5.17           + 4.84
Ten Years Ended 10/31/05                +10.73           +10.73



                                        Return            Return
                                     Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 10/31/05                 +15.33%          +14.33%
Five Years Ended 10/31/05               + 5.16           + 5.16
Ten Years Ended 10/31/05                +10.56           +10.56



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 10/31/05                 +16.52%          +10.40%
Five Years Ended 10/31/05               + 6.25           + 5.11
Ten Years Ended 10/31/05                +11.71           +11.11



Class R Shares                                            Return

One Year Ended 10/31/05                                  +16.01%
Five Years Ended 10/31/05                                + 5.99
Ten Years Ended 10/31/05                                 +11.29


     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Performance Data (concluded)


MSCI COUNTRY INDEX PERFORMANCE


Total Return for the 12-Month Period Ended October 31, 2005
In U.S. dollars*


Country                                       Total Return

Norway                                            37.7%
Denmark                                           27.7
Switzerland                                       23.5
Spain                                             19.2
Germany                                           17.0
Sweden                                            16.5
Finland                                           16.2
France                                            15.2
Netherlands                                       15.0
United Kingdom                                    14.2
Italy                                             10.9
Ireland                                            2.5


Source: MSCI Europe Index.

* For the 12-month period ended October 31, 2005, total investment return for the MSCI Europe Index was +16.30%.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  Expenses Paid
                                                          Beginning            Ending           During the Period*
                                                        Account Value      Account Value          May 1, 2005 to
                                                            May 1,          October 31,            October 31,
                                                             2005               2005                   2005
Actual

Class A                                                     $1,000           $1,044.00                $ 6.42
Class B                                                     $1,000           $1,040.30                $10.39
Class C                                                     $1,000           $1,040.30                $10.44
Class I                                                     $1,000           $1,045.30                $ 5.13
Class R                                                     $1,000           $1,042.70                $ 7.71

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,019.06                $ 6.34
Class B                                                     $1,000           $1,015.15                $10.26
Class C                                                     $1,000           $1,015.10                $10.32
Class I                                                     $1,000           $1,020.32                $ 5.07
Class R                                                     $1,000           $1,017.79                $ 7.62

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.24% for Class A, 2.01% for Class B, 2.02% for Class C, .99% for Class I and 1.49% for Class R),
   multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Schedule of Investments                                       (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held            Value

Belgium--1.9%

         Diversified Telecommunication
         Services--1.6%

         Belgacom SA                                  339,704    $   11,376,361

         Leisure Equipment & Products--0.3%

         AGFA-Gevaert NV (f)                          112,889         2,429,770

         Total Common Stocks in Belgium                              13,806,131


Finland--3.2%

         Electric Utilities--3.2%

         Fortum Oyj                                 1,301,650        23,027,153

         Total Common Stocks in Finland                              23,027,153


France--15.0%

         Automobiles--1.3%

         Peugeot SA                                   153,524         9,322,873

         Commercial Banks--4.7%

         BNP Paribas                                  278,599        21,105,985
         Credit Agricole SA                           452,934        13,264,147
                                                                 --------------
                                                                     34,370,132

         Construction & Engineering--1.3%

         Vinci SA                                     122,860         9,594,529

         Food & Staples Retailing--2.3%

         Carrefour SA (f)                             371,341        16,501,079

         Metals & Mining--0.9%

         Arcelor                                      267,125         6,338,179

         Oil, Gas & Consumable Fuels--4.5%

         Total SA                                     127,960        32,093,453

         Total Common Stocks in France                              108,220,245


Germany--17.9%

         Air Freight & Logistics--2.2%

         Deutsche Post AG                             709,099        15,797,391

         Auto Components--0.9%

         Continental AG                                85,599         6,541,162

         Commercial Banks--1.8%

         Deutsche Postbank AG (f)                     242,641        13,368,650

         Construction & Engineering--1.0%

         Hochtief AG                                  183,147         7,394,760

         Diversified Financial Services--1.8%

         Deutsche Boerse AG                           135,140        12,706,300

         Electric Utilities--2.3%

         E.ON AG                                      182,074        16,486,758

         Industrial Conglomerates--1.0%

         Siemens AG                                    93,571         6,955,343

         Insurance--3.9%

         Allianz AG Registered Shares                 202,284        28,548,477

         Multi-Utilities--3.0%

         RWE AG                                       343,248        21,904,723

         Total Common Stocks in Germany                             129,703,564



                                                        Shares
Country  Industry     Common Stocks                       Held            Value

Hungary--1.3%

         Oil, Gas & Consumable Fuels--1.3%

         Mol Magyar Olaj-es Gazipari Rt.              102,595    $    9,462,947

         Total Common Stocks in Hungary                               9,462,947


Italy--8.7%

         Commercial Banks--3.7%

         Capitalia SpA                              1,986,778        10,351,520
         UniCredito Italiano SpA                    2,946,379        16,438,176
                                                                 --------------
                                                                     26,789,696

         Electric Utilities--1.7%

         Enel SpA                                   1,510,954        12,177,757

         Oil, Gas & Consumable Fuels--3.3%

         ENI SpA                                      888,232        23,788,319

         Total Common Stocks in Italy                                62,755,772


Netherlands--3.7%

         Diversified Financial Services--2.3%

         ING Groep NV CVA                             566,518        16,319,030

         Food & Staples Retailing--1.4%

         Koninklijke Ahold NV (a)                   1,053,552         7,344,200
         Koninklijke Ahold NV (a)(b)(e)               439,668         2,915,439
                                                                 --------------
                                                                     10,259,639

         Total Common Stocks in the Netherlands                      26,578,669


Norway--6.4%

         Commercial Banks--1.9%

         DNB NOR ASA                                1,375,710        14,073,597

         Diversified Telecommunication
         Services--1.8%

         Telenor ASA                                1,309,899        12,795,820

         Oil, Gas & Consumable Fuels--2.7%

         Statoil ASA                                  871,140        19,498,784

         Total Common Stocks in Norway                               46,368,201


Spain--2.6%

         Oil, Gas & Consumable Fuels--2.6%

         Repsol YPF SA                                640,186        19,046,856

         Total Common Stocks in Spain                                19,046,856


Sweden--1.8%

         Diversified Financial Services--1.8%

         Investor AB                                  896,371        13,225,543

         Total Common Stocks in Sweden                               13,225,543


Switzerland--5.5%

         Capital Markets--3.6%

         Credit Suisse Group                          581,954        25,669,801

         Chemicals--1.0%

         Clariant AG                                  567,554         7,560,939

         Construction Materials--0.9%

         Holcim Ltd.                                  107,699         6,690,000

         Total Common Stocks in Switzerland                          39,920,740



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held            Value

United Kingdom--31.9%

         Aerospace & Defense--2.0%

         BAE Systems Plc                            2,543,231    $   14,879,673

         Commercial Banks--13.7%

         Barclays Plc                               3,067,730        30,411,740
         HBOS Plc                                   1,761,146        26,017,036
         Lloyds TSB Group Plc                       1,777,213        14,535,085
         Royal Bank of Scotland Group Plc           1,013,957        28,073,231
                                                                 --------------
                                                                     99,037,092

         Food & Staples Retailing--1.2%

         Boots Group Plc                              801,618         8,741,466

         Food Products--1.3%

         Cadbury Schweppes Plc                        946,965         9,320,621

         Insurance--4.1%

         Aviva Plc                                  1,133,472        13,383,594
         Prudential Plc                             1,923,779        16,142,457
                                                                 --------------
                                                                     29,526,051

         Oil, Gas & Consumable Fuels--3.4%

         BP Plc                                     2,213,910        24,455,732

         Pharmaceuticals--1.1%

         GlaxoSmithKline Plc                          313,369         8,149,181

         Specialty Retail--1.5%

         Kesa Electricals Plc                       2,484,721        10,556,622



                                                        Shares
Country  Industry     Common Stocks                       Held            Value

United Kingdom (concluded)

         Transportation Infrastructure--1.6%

         BAA Plc                                    1,057,432    $   11,484,263

         Wireless Telecommunication
         Services--2.0%

         Vodafone Group Plc                         5,457,212        14,321,933

         Total Common Stocks in the United Kingdom                  230,472,634

         Total Common Stocks
         (Cost--$586,402,459)--99.9%                                722,588,455


                                                    Beneficial
         Short-Term Securities                        Interest

         Merrill Lynch Liquidity Series, LLC
           Cash Sweep Series I (c)              $   3,608,438         3,608,438
         Merrill Lynch Liquidity Series, LLC
           Money Market Series (c)(d)               8,150,887         8,150,887

         Total Short-Term Securities
         (Cost--$11,759,325)--1.6%                                   11,759,325

Total Investments (Cost--$598,161,784*)--101.5%                     734,347,780
Liabilities in Excess of Other Assets--(1.5%)                      (10,845,302)
                                                                 --------------
Net Assets--100.0%                                               $  723,502,478
                                                                 ==============


    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

  * The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                     $    606,468,034
                                                       ================
    Gross unrealized appreciation                      $    139,293,588
    Gross unrealized depreciation                          (11,413,842)
                                                       ----------------
    Net unrealized appreciation                        $    127,879,746
                                                       ================

(a) Non-income producing security.

(b) Depositary Receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $ (8,690,044)      $ 276,261
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $   6,536,457      $   6,129


(d) Security was purchased with the cash proceeds from securities loans.

(e) Restricted securities as to resale, representing 0.4% of net assets were as follows:

                              Acquisition
    Issue                         Date            Cost          Value

    Koninklijke Ahold NV*      12/11/2003      $2,612,154     $2,915,439

       * Depositary Receipts.


(f) Security, or a portion of security, is on loan.

    See Notes to Financial Statements.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Statement of Assets and Liabilities

As of October 31, 2005
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $7,744,424) (identified cost--$586,402,459)                                                             $   722,588,455
       Investments in affiliated securities, at value (identified cost--$11,759,325)                                   11,759,325
       Cash                                                                                                                 3,204
       Foreign cash (cost--$40,916)                                                                                        40,873
       Receivables:
           Securities sold                                                                     $     7,549,856
           Dividends                                                                                 1,734,316
           Beneficial interest sold                                                                    303,308
           Securities lending--net                                                                       4,094          9,591,574
                                                                                               ---------------
       Prepaid expenses                                                                                                    40,972
                                                                                                                  ---------------
       Total assets                                                                                                   744,024,403
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                        8,150,887
       Payables:
           Securities purchased                                                                      8,251,616
           Beneficial interest redeemed                                                              3,006,146
           Investment adviser                                                                          466,265
           Distributor                                                                                 196,073
           Other affiliates                                                                            179,681         12,099,781
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             271,257
                                                                                                                  ---------------
       Total liabilities                                                                                               20,521,925
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   723,502,478
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of beneficial interest, $.10 par value, unlimited number of shares authorized               $     1,803,602
       Class B Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                       692,637
       Class C Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                       310,264
       Class I Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                     1,489,727
       Class R Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                         5,434
       Paid-in capital in excess of par                                                                               629,860,345
       Undistributed investment income--net                                                    $    12,730,934
       Accumulated realized capital losses--net                                                   (59,662,954)
       Unrealized appreciation--net                                                                136,272,489
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 89,340,469
                                                                                                                  ---------------
       Net Assets                                                                                                 $   723,502,478
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $312,605,850 and 18,036,021 shares of beneficial
           interest outstanding                                                                                   $         17.33
                                                                                                                  ===============
       Class B--Based on net assets of $103,835,508 and 6,926,369 shares of beneficial
           interest outstanding                                                                                   $         14.99
                                                                                                                  ===============
       Class C--Based on net assets of $44,880,559 and 3,102,642 shares of beneficial
           interest outstanding                                                                                   $         14.47
                                                                                                                  ===============
       Class I--Based on net assets of $261,357,764 and 14,897,271 shares of beneficial
           interest outstanding                                                                                   $         17.54
                                                                                                                  ===============
       Class R--Based on net assets of $822,797 and 54,337 shares of beneficial interest outstanding              $         15.14
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Statement of Operations

For the Year Ended October 31, 2005
Investment Income

       Dividends (net of $2,457,003 foreign withholding tax)                                                      $    23,386,930
       Interest from affiliates                                                                                           276,261
       Securities lending--net                                                                                              6,129
                                                                                                                  ---------------
       Total income                                                                                                    23,669,320
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     5,772,941
       Account maintenance and distribution fees--Class B                                            1,246,795
       Account maintenance fees--Class A                                                               807,571
       Account maintenance and distribution fees--Class C                                              465,426
       Transfer agent fees--Class A                                                                    444,323
       Transfer agent fees--Class I                                                                    378,272
       Accounting services                                                                             313,325
       Custodian fees                                                                                  222,472
       Transfer agent fees--Class B                                                                    203,402
       Transfer agent fees--Class C                                                                     78,274
       Professional fees                                                                                56,137
       Trustees' fees and expenses                                                                      45,598
       Registration fees                                                                                42,163
       Printing and shareholder reports                                                                 37,937
       Pricing fees                                                                                     12,026
       Account maintenance and distribution fees--Class R                                                2,336
       Transfer agent fees--Class R                                                                        655
       Other                                                                                            42,660
                                                                                               ---------------
       Total expenses                                                                                                  10,172,313
                                                                                                                  ---------------
       Investment income--net                                                                                          13,497,007
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        101,585,453
           Foreign currency transactions--net                                                        (174,484)        101,410,969
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          (103,739)
           Foreign currency transactions--net                                                        (352,801)          (456,540)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                        100,954,429
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $   114,451,436
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Statements of Changes in Net Assets
                                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                                    2005               2004
Operations

       Investment income--net                                                                  $    13,497,007    $     7,518,460
       Realized gain--net                                                                          101,410,969         66,414,398
       Change in unrealized appreciation/depreciation--net                                           (456,540)         44,286,448
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                        114,451,436        118,219,306
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (3,365,709)        (4,465,133)
           Class B                                                                                   (817,956)          (965,539)
           Class C                                                                                   (349,969)          (308,166)
           Class I                                                                                 (3,564,298)        (4,042,258)
           Class R                                                                                     (2,125)                (2)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (8,100,057)        (9,781,098)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net decrease in net assets derived from beneficial interest transactions                  (109,193,086)        (5,745,667)
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                  11,227                635
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     (2,830,480)        102,693,176
       Beginning of year                                                                           726,332,958        623,639,782
                                                                                               ---------------    ---------------
       End of year*                                                                            $   723,502,478    $   726,332,958
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    12,730,934    $     7,492,018
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Financial Highlights
                                                                                              Class A

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.07    $    12.86   $    10.67   $    11.89   $    14.40
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net**                                          .31           .18          .20          .16          .18
       Realized and unrealized gain (loss)--net                       2.12++        2.24++         2.14       (1.20)       (1.96)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 2.43          2.42         2.34       (1.04)       (1.78)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.17)         (.21)        (.15)        (.18)           --
           Realized gain--net                                             --            --           --           --        (.50)
           In excess of realized gain--net                                --            --           --           --        (.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.17)         (.21)        (.15)        (.18)        (.73)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    17.33    $    15.07   $    12.86   $    10.67   $    11.89
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             16.20%        18.98%       22.29%      (8.93%)     (13.18%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        1.24%         1.30%        1.33%        1.31%        1.31%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          1.84%         1.24%        1.78%        1.35%        1.36%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  312,606    $  296,757   $  280,223   $  265,602   $  276,919
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             72.29%        78.02%       64.01%       39.98%       37.77%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Financial Highlights (continued)
                                                                                              Class B

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    13.08    $    11.18   $     9.25   $    10.25   $    12.48
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net**                                          .16           .03          .10          .03          .07
       Realized and unrealized gain (loss)--net                       1.84++        1.99++         1.85       (1.00)       (1.70)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 2.00          2.02         1.95        (.97)       (1.63)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.09)         (.12)        (.02)        (.03)           --
           Realized gain--net                                             --            --           --           --        (.41)
           In excess of realized gain--net                                --            --           --           --        (.19)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.09)         (.12)        (.02)        (.03)        (.60)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.99    $    13.08   $    11.18   $     9.25   $    10.25
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             15.28%        18.14%       21.19%      (9.51%)     (13.87%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        2.01%         2.09%        2.12%        2.10%        2.08%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          1.06%          .23%         .98%         .30%         .62%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  103,836    $  132,725   $   96,395   $  108,337   $  253,646
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             72.29%        78.02%       64.01%       39.98%       37.77%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Financial Highlights (continued)
                                                                                              Class C

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    12.64    $    10.83   $     9.00   $    10.03   $    12.25
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net**                                          .15           .02          .09          .05          .07
       Realized and unrealized gain (loss)--net                       1.78++        1.92++         1.81       (1.00)       (1.67)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 1.93          1.94         1.90        (.95)       (1.60)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.10)         (.13)        (.07)        (.08)           --
           Realized gain--net                                             --            --           --           --        (.42)
           In excess of realized gain--net                                --            --           --           --        (.20)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.10)         (.13)        (.07)        (.08)        (.62)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    14.47    $    12.64   $    10.83   $     9.00   $    10.03
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             15.33%        18.06%       21.29%      (9.59%)     (13.88%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                        2.02%         2.08%        2.12%        2.10%        2.10%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          1.05%          .20%         .99%         .48%         .58%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $   44,881    $   44,166   $   25,134   $   24,153   $   30,838
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             72.29%        78.02%       64.01%       39.98%       37.77%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Financial Highlights (continued)
                                                                                              Class I

The following per share data and ratios have been derived                          For the Year Ended October 31,
from information provided in the financial statements.                2005         2004         2003         2002         2001
Per Share Operating Performance

       Net asset value, beginning of year                         $    15.25    $    13.01   $    10.80   $    12.03   $    14.56
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net**                                          .36           .21          .23          .18          .22
       Realized and unrealized gain (loss)--net                       2.15++        2.27++         2.17       (1.20)       (1.98)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 2.51          2.48         2.40       (1.02)       (1.76)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.22)         (.24)        (.19)        (.21)           --
           Realized gain--net                                             --            --           --           --        (.52)
           In excess of realized gain--net                                --            --           --           --        (.25)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                               (.22)         (.24)        (.19)        (.21)        (.77)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of year                               $    17.54    $    15.25   $    13.01   $    10.80   $    12.03
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                             16.52%        19.26%       22.57%      (8.68%)     (12.95%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses                                                         .99%         1.05%        1.08%        1.06%        1.06%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                          2.09%         1.50%        2.00%        1.46%        1.59%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                     $  261,358    $  252,580   $  221,888   $  189,899   $  281,109
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             72.29%        78.02%       64.01%       39.98%       37.77%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Financial Highlights (concluded)
                                                                                                     Class R

                                                                                                                 For the Period
                                                                                        For the Year Ended     January 3, 2003++
The following per share data and ratios have been derived                                  October 31,           to October 31,
from information provided in the financial statements.                                2005             2004           2003
Per Share Operating Performance

       Net asset value, beginning of period                                        $      13.23     $      11.32     $       9.67
                                                                                   ------------     ------------     ------------
       Investment income--net***                                                            .18              .33              .25
       Realized and unrealized gain--net                                              1.93+++++        1.82+++++             1.40
                                                                                   ------------     ------------     ------------
       Total from investment operations                                                    2.11             2.15             1.65
                                                                                   ------------     ------------     ------------
       Less dividends from investment income--net                                         (.20)            (.24)               --
                                                                                   ------------     ------------     ------------
       Net asset value, end of period                                              $      15.14     $      13.23     $      11.32
                                                                                   ============     ============     ============

Total Investment Return**

       Based on net asset value per share                                                16.01%           19.22%        17.06%+++
                                                                                   ============     ============     ============

Ratios to Average Net Assets

       Expenses                                                                           1.48%            1.35%           1.58%*
                                                                                   ============     ============     ============
       Investment income--net                                                             1.10%            2.51%           1.50%*
                                                                                   ============     ============     ============

Supplemental Data

       Net assets, end of period (in thousands)                                    $        823     $        104     $     --++++
                                                                                   ============     ============     ============
       Portfolio turnover                                                                72.29%           78.02%           64.01%
                                                                                   ============     ============     ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Amount is less than $1,000.

       +++ Aggregate total investment return.

     +++++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Notes to Financial Statements (continued)


(i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $16,450 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $174,484 has been reclassified between undistributed net investment income and accumulated realized net capital losses as a result of permanent differences attributable to non-deductible expenses and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the"Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee computed at the rate of .15% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders. The Fund did not accrue Class R distribution fees because of regulatory fee limits for a portion of the year ended October 31, 2005.

For the year ended October 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                      $ 2,272          $  27,467
Class I                                      $   324          $   4,254


For the year ended October 31, 2005, MLPF&S received contingent deferred sales charges of $55,387 and $1,112 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2005, the Fund lent securities with a value of $82,430 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended October 31, 2005, MLIM, LLC received $4,518 in securities lending agent fees.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Notes to Financial Statements (continued)



Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2005, the Fund reimbursed MLIM $22,215 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co, and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2005 were $541,793,256 and $621,110,216, respectively.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $109,193,086 and $5,745,667 for the years ended October 31, 2005 and October 31, 2004, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                  730,850    $    12,402,263
Automatic conversion of shares               884,567         15,092,810
Shares issued to shareholders in
   reinvestment of dividends                 170,169          2,814,591
                                     ---------------    ---------------
Total issued                               1,785,586         30,309,664
Shares redeemed                          (3,444,337)       (58,496,300)
                                     ---------------    ---------------
Net decrease                             (1,658,751)    $  (28,186,636)
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                                  694,486    $     9,796,831
Automatic conversion of shares               853,461         12,235,452
Shares issued to shareholders in
   reinvestment of dividends                 277,998          3,775,211
Shares issued resulting from
   reorganization                            471,734          6,615,501
                                     ---------------    ---------------
Total issued                               2,297,679         32,422,995
Shares redeemed                          (4,399,923)       (62,434,629)
                                     ---------------    ---------------
Net decrease                             (2,102,244)    $  (30,011,634)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                  621,825    $     9,113,250
Shares issued to shareholders in
   reinvestment of dividends                  46,466            669,568
                                     ---------------    ---------------
Total issued                                 668,291          9,782,818
                                     ---------------    ---------------
Shares redeemed                          (2,873,266)       (42,086,236)
Automatic conversion of shares           (1,019,330)       (15,092,810)
                                     ---------------    ---------------
Total redeemed                           (3,892,596)       (57,179,046)
                                     ---------------    ---------------
Net decrease                             (3,224,305)    $  (47,396,228)
                                     ---------------    ===============



Class B Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                                  695,607    $     8,646,065
Shares issued to shareholders in
   reinvestment of dividends                  69,927            830,038
Shares issued resulting from
   reorganization                          4,337,313         52,862,876
                                     ---------------    ---------------
Total issued                               5,102,847         62,338,979
                                     ---------------    ---------------
Shares redeemed                          (2,593,448)       (32,155,835)
Automatic conversion of shares             (980,237)       (12,235,452)
                                     ---------------    ---------------
Total redeemed                           (3,573,685)       (44,391,287)
                                     ---------------    ---------------
Net increase                               1,529,162    $    17,947,692
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                  272,704    $     3,909,716
Shares issued to shareholders in
   reinvestment of dividends                  21,164            294,186
                                     ---------------    ---------------
Total issued                                 293,868          4,203,902
Shares redeemed                            (686,493)        (9,693,026)
                                     ---------------    ---------------
Net decrease                               (392,625)    $   (5,489,124)
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                                  259,859    $     3,111,916
Shares issued to shareholders in
   reinvestment of dividends                  24,054            275,895
Shares issued resulting from
   reorganization                          1,584,595         18,663,787
                                     ---------------    ---------------
Total issued                               1,868,508         22,051,598
Shares redeemed                            (695,064)        (8,368,312)
                                     ---------------    ---------------
Net increase                               1,173,444    $    13,683,286
                                     ===============    ===============



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Notes to Financial Statements (continued)


Class I Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                2,353,688    $    40,343,208
Shares issued to shareholders in
   reinvestment of dividends                 181,926          3,039,982
                                     ---------------    ---------------
Total issued                               2,535,614         43,383,190
Shares redeemed                          (4,199,346)       (72,200,408)
                                     ---------------    ---------------
Net decrease                             (1,663,732)    $  (28,817,218)
                                    ================    ===============



Class I Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                                2,504,179    $    36,220,817
Shares issued to shareholders in
   reinvestment of dividends                 259,805          3,564,504
Shares issued resulting from
   reorganization                            583,702          8,281,601
                                     ---------------    ---------------
Total issued                               3,347,686         48,066,922
Shares redeemed                          (3,846,083)       (55,535,220)
                                     ---------------    ---------------
Net decrease                               (498,397)    $   (7,468,298)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                   83,995    $     1,255,856
Shares issued to shareholders in
   reinvestment of dividends                     147              2,125
                                     ---------------    ---------------
Total issued                                  84,142          1,257,981
Shares redeemed                             (37,702)          (561,861)
                                     ---------------    ---------------
Net increase                                  46,440    $       696,120
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended October 31, 2004                        Shares             Amount

Shares sold                                   11,127    $       142,930
Shares issued to shareholders in
   reinvestment of dividends                      --                  2
                                     ---------------    ---------------
Total issued                                  11,127            142,932
Shares redeemed                              (3,240)           (39,645)
                                     ---------------    ---------------
Net increase                                   7,887    $       103,287
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders which expires November 2005 and was subsequently renewed for one year under substantially the same terms. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2005.


6. Commitments:
At October 31, 2005, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $3,174,000 and $2,480,000, respectively.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004 was as follows:


                                          10/31/2005         10/31/2004

Distributions paid from:
   Ordinary income                   $     8,100,057    $     9,781,098
                                     ---------------    ---------------
Total taxable distributions          $     8,100,057    $     9,781,098
                                     ===============    ===============


As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $    14,440,952
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                            14,440,952
Capital loss carryforward                                 (53,074,584)*
Unrealized gains--net                                     127,974,101**
                                                        ---------------
Total accumulated earnings--net                         $    89,340,469
                                                        ===============

* On October 31, 2005, the Fund had a net capital loss carryforward of $53,074,584, of which $6,606,462 expires in 2008, $11,183,902 expires in 2009, and $35,284,220 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains on certain foreign currency contracts and investments in passive foreign investment companies.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch EuroFund as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2005



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Eurofund to shareholders of record on December 14, 2004:


Qualified Dividend Income for Individuals        100%
Foreign Source Income                          98.06%*
Foreign Taxes Paid Per Share                $.056610

 * Expressed as a percentage of the cash distributions grossed-up for foreign taxes. The Fund hereby designates the percentage indicated above or the maximum allowable by law..


The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid are included in taxable income and may be either deducted from gross income or taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee comprised of independent Trustees. All independent Trustees also are members of the Board's Audit Committee and the independent Trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent Trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent Trustees' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds, under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in May 2005, the independent Trustees' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the second quintile for the one and three year periods ended February 28, 2005 and in the first quintile for the five-year periods ended February 28, 2005. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Macmillan has more than ten years experience in portfolio management; moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, including offshore funds. The Board noted that the fees charged to offshore clients exceeded those being charged to the Fund. The Fund's contractual management fee rate, actual management fee rate, and total expenses were below the median fees and expenses charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relation to the management and distribution of the Fund and the MLIM/ FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.



MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005



Disclosure of Investment Advisory Agreement (concluded)


Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board discussed with the Investment Adviser the implementation of breakpoints as the Fund's assets reach a level where such economies are effectively available and the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent Trustees deliberated in executive session, the entire Board, including all of the independent Trustees, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


Officers and Trustees
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Interested Trustee


Robert C. Doll, Jr.*    President    2005 to  President of the MLIM/FAM-advised funds since    131 Funds      None
P.O. Box 9011           and          present  2005; President of MLIM and FAM since 2001;      177 Portfolios
Princeton,              Trustee               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                 to 2001 and Senior Vice President from 1999
Age: 51                                       to 2001; President and Director of Princeton
                                              Services, Inc. ("Princeton Services") since
                                              2001; President of Princeton Administrators, L.P.
                                              ("Princeton Administrators") since 2001; Chief
                                              Investment Officer of OppenheimerFunds, Inc. in
                                              1999 and Executive Vice President thereof from
                                              1991 to 1999.


  * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an
   "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Trustees.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Officers and Trustees (continued)
                                                                                               Number of
                                                                                               Portfolios in  Other Public
                        Position(s)  Length of                                                 Fund Complex   Directorships
                        Held with    Time                                                      Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years      Trustee        Trustee
Independent Trustees*


Ronald W. Forbes**      Trustee      2000 to  Professor Emeritus of Finance, School of         49 Funds       None
P.O. Box 9095                        present  Business, State University of New York at        50 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 65                                       Urban Institute, Washington, D.C. from 1995
                                              to 1999.


Cynthia A. Montgomery   Trustee      2000 to  Professor, Harvard Business School since 1989;   49 Funds       Newell
P.O. Box 9095                        present  Associate Professor, J.L. Kellogg Graduate       50 Portfolios  Rubbermaid,
Princeton,                                    School of Management, Northwestern University                   Inc.
NJ 08543-9095                                 from 1985 to 1989; Associate Professor, Graduate                (manufacturing)
Age: 53                                       School of Business Administration, University of
                                              Michigan from 1979 to 1985; Director, Harvard
                                              Business School of Publishing since 2005.


Jean Margo Reid         Trustee      2004 to  Self-employed consultant since 2001; Counsel     49 Funds       None
P.O. Box 9095                        present  of Alliance Capital Management (investment       50 Portfolios
Princeton,                                    adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                 Secretary of Sanford C. Bernstein & Co., Inc.
Age: 60                                       (investment adviser/broker-dealer) from 1997
                                              to 2000; Secretary, Sanford C. Bernstein Fund,
                                              Inc. from 1994 to 2000; Director and Secretary
                                              of SCB, Inc. since 1998; Director and Secretary
                                              of SCB Partners, Inc. since 2000; and Director of
                                              Covenant House from 2001 to 2004.


Roscoe S. Suddarth      Trustee      2000 to  President, Middle East Institute, from 1995 to   49 Funds       None
P.O. Box 9095                        present  2001; Foreign Service Officer, United States     50 Portfolios
Princeton,                                    Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                 Minister from 1989 to 1995; Deputy Inspector
Age: 70                                       General, U.S. Department of State, from 1991
                                              to 1994; U.S. Ambassador to the Hashemite
                                              Kingdom of Jordan from 1987 to 1990.


Richard R. West         Trustee      1988 to  Professor of Finance from 1984 to 1995, Dean     49 Funds       Bowne & Co.,
P.O. Box 9095                        present  from 1984 to 1993 and since 1995 Dean            50 Portfolios  Inc.; (financial
Princeton,                                    Emeritus of New York University's Leonard N.                    printers);
NJ 08543-9095                                 Stern School of Business Administration.                        Vornado Realty
Age: 67                                                                                                       Trust (real estate
                                                                                                              company);
                                                                                                              Alexander's, Inc.
                                                                                                              (real estate
                                                                                                              company)


Edward D. Zinbarg       Trustee      1994 to  Self-employed financial consultant since 1994;   49 Funds       None
P.O. Box 9095                        present  Executive Vice President of the Prudential       50 Portfolios
Princeton,                                    Insurance Company of America from 1988 to
NJ 08543-9095                                 1994; Former Director of Prudential Reinsurance
Age: 71                                       Company and former Trustee of the Prudential
                                              Foundation.


 * Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board and the Audit Committee.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Officers and Trustees (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
P.O. Box 9011           President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
Princeton,              and          and      Since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
NJ 08543-9011           Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990
Age: 45                              present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


James A. Macmillan      Vice         2005 to  Managing Director of MLIM since 2000; Director (Equity Fund Management) of an
P.O. Box 9011           President    present  affiliate of MLIM from 1993 to 2000.
Princeton,
NJ 08543-9011
Age: 40


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
P.O. Box 9011           Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
Princeton,              Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
NJ 08543-9011                                 Investment Management from 2002 to 2004; Managing Director and Global Director
Age: 54                                       of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                              Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                              Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                              Enforcement in Washington, D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                    and Princeton Services since 2004.
NJ 08543-9011
Age: 45


* Officers of the Fund serve at the pleasure of the Board of Trustees.

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH EUROFUND                                         OCTOBER 31, 2005


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -     Fiscal Year Ending October 31, 2005 - $34,000
                                 Fiscal Year Ending October 31, 2004 - $31,000

            (b) Audit-Related Fees -
                                 Fiscal Year Ending October 31, 2005 - $0
                                 Fiscal Year Ending October 31, 2004 - $0

            (c) Tax Fees -       Fiscal Year Ending October 31, 2005 - $5,700
                                 Fiscal Year Ending October 31, 2004 - $5,800

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees - Fiscal Year Ending October 31, 2005 - $0
                                 Fiscal Year Ending October 31, 2004 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending October 31, 2005 - $6,277,749
                Fiscal Year Ending October 31, 2004 - $13,270,096

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -    Audit Committee of Listed Registrants - Not Applicable

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
            (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch EuroFund


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch EuroFund


Date: December 16, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch EuroFund


Date: December 16, 2005


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch EuroFund


Date: December 16, 2005